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                                                                      EXHIBIT 23

                           CONSENT TO USE OF REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report dated April 25, 1997, included in this Form 10-K, into AmeriSteel Corporation's previously-filed Registration Statements (File Nos. 33-60329 and 333-14547).

                                    ARTHUR ANDERSEN LLP

Tampa, Florida,
June 24, 1997



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